Exhibit (a)(1)(iv)(b)
Form of Notice of Withdrawal of Tender for Clients of Merrill Financial Advisors
NOTICE OF WITHDRAWAL OF TENDER
 Regarding Class A Units and Class I Units
of
CPG CARLYLE FUND, LLC
 Tendered Pursuant to the Offer to Purchase Dated December 22, 2016
CPG CARLYLE FUND, LLC
THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT THE END OF THE DAY ON MONDAY, JANUARY 23, 2017, AT 12:00 MIDNIGHT, NEW YORK TIME, UNLESS THE OFFER IS EXTENDED.

Should you wish to withdraw your tender in accordance with Section 5 of the Offer to Purchase, please complete this Notice of Withdrawal and mail or fax it to your Merrill Lynch, Pierce, Fenner & Smith, Inc. Financial Advisor ("Merrill FA").  You are responsible for confirming that this Notice of Withdrawal is received by your Merrill FA.  If you fail to confirm receipt with your Merrill FA of this Notice of Withdrawal, there can be no assurance that any withdrawal you may make will be honored by the Fund.

Ladies and Gentlemen:

Please withdraw the tender previously submitted by the undersigned.
FOR INDIVIDUAL INVESTORS AND JOINT TENANTS:

Signature:	_______________________________________________________________________
(Signature of Owner(s) Exactly as Appeared on Investor Certification) / Date
Print Name of Investor:	_______________________________________________________________________

Joint Tenant Signature:	_______________________________________________________________________
(If joint tenants, both must sign.)	(Signature of Owner(s) Exactly as Appeared on Investor Certification) / Date

Print Name of Joint Tenant:	_______________________________________________________________________

FOR OTHER INVESTORS:

Print Name of Investor:	_______________________________________________________________________

Signature:	_______________________________________________________________________
(Signature of Owner(s) Exactly as Appeared on Investor Certification) / Date
Print Name of Signatory and Title:	_______________________________________________________________________

Co-Signatory if necessary:	_______________________________________________________________________
(Signature of Owner(s) Exactly as Appeared on Investor Certification) / Date
Print Name of Co-Signatory and Title:	_______________________________________________________________________